UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

INOLIFE TECHNOLOGIES INC
(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-50863

(Commission File Number)

30-299889

(I.R.S. Employer Identification No.)

300 Spectrum Center Drive, Suite 400, Irvine CA 92618

(Address of Principal Executive Offices)

(866) 834-3777

(Issuer Telephone Number)

Copies to:

Randall Lanham, Esq.

Lanham & Lanham, LLC
28562 Oso Parkway, Unit D

Rancho Santa Margarita, CA 92688
(949) 933-1964 Tel

(949) 666-5006 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

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Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

13	Annual report to security holders, Form 10-Q and 10-QSB, or quarterly report to security holders

31.1	Certification

31.2	Certification

32	Certification

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to besigned on its behalf by the undersigned thereunto duly authorized.

InoLife Technologies, Inc.

Date: July 29, 2016	By:	/s/ Dr. John Oda
Dr.John Oda
Chief Executive Officer

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